UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Apollo Asset Backed Credit Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56622	93-3760466
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.02 Unregistered Sales of Equity Securities.

As of June 2, 2025, Apollo Asset Backed Credit Company LLC (the “Company”) issued and sold the following unregistered shares of the Company (with the final number of shares being determined on June 25, 2025) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-I Shares	126,301	$3,225,000
F-I Shares	249,733	$6,415,000
E Shares	96	$2,500
T-I Shares	60,245	$1,565,000
T-S Shares	223,875	$5,796,509
Series II
A-I Shares	99,743	$2,565,000
I Shares	101,943	$2,632,577
F-I Shares	1,222,261	$31,569,890
P-I Shares	38,238	$1,000,000
P-S Shares	183,102	$4,765,000
BD Shares	122,331	$3,163,050
T-I Shares	881,185	$23,014,974
T-S Shares	602,319	$15,671,548

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Net Asset Value

On June 25, 2025, the operating manager of the Company determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of May 31, 2025:

Type	Net Asset Value per Share
Series I
A-I Shares	$25.53
F-I Shares	$25.69
F-S Shares	$25.77
P-I Shares	$25.40
P-S Shares	$25.40
E Shares	$25.96
T-I Shares	$25.98
T-S Shares	$25.89
Series II
A-I Shares	$25.72
F-I Shares	$25.83
F-S Shares	$25.90
P-I Shares	$26.15
P-S Shares	$26.02
E Shares	$25.50
T-I Shares	$26.12
T-S Shares	$26.02
I Shares	$25.82

As of May 31, 2025, there were no I Shares for Series I, no BD Shares for Series II, and no S Shares or A-II Shares outstanding for Series I or Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/abc, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On June 25, 2025, the Company declared distributions on the following types of the Company's outstanding shares for each of Apollo Asset Backed Credit Company LLC - Series I ("Series I") and Apollo Asset Backed Credit Company LLC - Series II ("Series II"), in the amounts per share set forth below:

Distributions
Share Type	Series I	Series II
Series I
A-I Shares	$0.3738	$0.4521
F-I Shares	$0.3718	$0.3878
F-S Shares	$0.4317	$0.4749
P-I Shares	$0.4574	$0.2425
P-S Shares	$0.4563	$0.4907
T-I Shares	$0.4446	$0.3700
T-S Shares	$0.3718	$0.3975
E Shares	$0.4975	$0.5458
I Shares	$-	$0.1296
BD Shares	$-	$0.1475

The distributions for each type of share are payable to holders of record at the close of business on June 30, 2025 and will be paid on or about July 28, 2025. The distributions will be paid in cash or reinvested in shares of the Company for shareholders participating in the Company's distribution reinvestment plan.

Beginning in July, the Company intends to declare, accrue and pay distributions monthly. The ultimate decision to declare distributions will be a case-by-case determination by the Board of Directors of the Company, and there can be no guarantee that distributions will be paid consistently and at a specific rate, or at all. The record date for distributions is expected to be the last calendar day of the month immediately preceding the distribution.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “anticipate,” “believe,” “expect” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the fiscal period ended December 31, 2024 and in its other filings with the SEC. Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. The Company assumes no duty and do not undertake to update the forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of May 31, 2025

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ASSET BACKED CREDIT COMPANY LLC

By:	/s/ Robert Rossitto
Name:	Robert Rossitto
Title:	Chief Financial Officer

Date: June 25, 2025